UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053
                                   811-10089

Name of Fund: BlackRock Short-Term Bond Fund of
              BlackRock Short-Term Bond Series, Inc.
              Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Short-Term                                                   BLACKROCK
Bond Fund
OF BLACKROCK SHORT-TERM BOND SERIES, INC.

ANNUAL REPORT | JUNE 30, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Short-Term Bond Fund

Important Tax Information

Of the ordinary income distributions paid by BlackRock Short-Term Bond Fund during the year ended June 30, 2007, 2.92% was attributable to federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Short-Term Bond Fund for the fiscal year ended June 30, 2007:

--------------------------------------------------------------------------------
                Interest-Related Dividends for Non-U.S. Residents
--------------------------------------------------------------------------------
Month Paid:     July 2006 .........................................      92.20%*
                August 2006 - December 2006 .......................      95.66%*
                January 2007 - June 2007 ..........................      92.79%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Change in Portfolio's Independent Registered Public Accounting Firm

On August 28, 2006, Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Short-Term Bond Fund (the "Fund").

E&Y's report on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche llp as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2007.


2            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

A Letter to Shareholders

Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

Total Returns as of June 30, 2007                                                     6-month         12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                          + 6.96%         +20.59%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           + 6.45          +16.43
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +10.74          +27.00
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               + 0.98          + 6.12
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.14          + 4.69
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 2.96          +11.22
--------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           3

A Discussion With Your Fund's Portfolio Managers

      We maintained our focus on mortgage-related securities and believe the Fund is positioned to perform well upon a return to strength in that market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock Short Term Bond Fund's Institutional, Investor A, Investor B, Investor C, Investor C1 and Class R Shares had total returns of +4.59%, +4.20%, +3.61%, +3.39%, +3.62% and +3.91%,
respectively. For the same period, the Fund's unmanaged benchmark, the Merrill Lynch 1 - 3 Year Corporate and Government Index, returned +5.32%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

Amid ample volatility, bond yields generally moved lower over the past 12 months as their prices, which move opposite of yields, increased. As the 12-month period began, bond prices were improving (and yields falling) against a backdrop of weakening economic growth. The bond price improvement accelerated in response to the Federal Reserve Board's (the Fed) decision in August 2006 to keep its target interest rate on hold at 5.25% after 17 consecutive interest rate hikes since mid-2004. The rally continued in the fall as oil prices moderated and gross domestic product growth slowed. By the end of December 2006, 10-year U.S. Treasury bond yields had fallen to 4.71%, a decline of 44 basis points (.44%) from June 30.

The latter six months of the period were more challenging for fixed income markets in general. Strong U.S. equity markets, continued moderate employment growth, higher bond yields overseas and growing investor conviction that the Fed would keep interest rates steady for the remainder of 2007 combined to push bond prices lower, erasing much of the market's earlier gains. The 10-year Treasury yield increased more than 30 basis points during the first six months of 2007, as bond prices correspondingly fell. June was particularly volatile, with the 10-year Treasury yield reaching 5.30%, its highest level in more than five years, before retracing to 5.03% by period-end.

During this time, a crisis in the subprime mortgage market rekindled fears of a housing-induced slowdown in the United States and led to increased financial market volatility and expanded risk premiums. With the jump in volatility came a decline in investor risk appetite. Although the subprime fears had eased somewhat by second quarter 2007, credit spreads had widened from their historically tight levels. Mortgage securities, even the high-quality, securitized product in which we invest, were among the most punished.

At the end of June 2007, 30-year Treasury bond yields stood at 5.12%, a decline of 7 basis points year-over-year, while 10-year Treasury yields fell 12 basis points to 5.03% during the same period. Shorter-term securities outperformed longer-dated bonds on a year-over-year basis, with two-year Treasury yields falling nearly 30 basis points to 4.87%. The market's movement over the course of the 12 months resulted in some renormalization (that is, resteepening) of the yield curve, which had been flat to inverted for much of 2006.

What factors most influenced Fund performance?

The Fund's underperformance of the benchmark for the 12-month period is attributed to a few factors. The first was our duration positioning. While we adjusted the Fund's duration (a measure of interest rate sensitivity) throughout the period based on our assessment of interest rate direction, the volatile nature of the market meant that at times we found ourselves with inopportune duration biases.

Also detracting from performance relative to the benchmark was an opportunistic position we had established in the Japanese yen. Given the yen's decline versus the U.S. dollar during the period, this currency position failed to perform as anticipated. Finally, in recent months, the aforementioned widening in credit spreads was most evident in higher-quality assets, such as mortgage securities, and our exposure to this asset class detracted from performance. The spread widening later crept into the credit markets (that is, investment-grade and non-investment-grade corporate bonds), causing our exposures there to detract marginally from performance in the final month of the period as well. Prior to this, spreads had remained at historically tight levels and the Fund benefited from its ample positions in adjustable-rate mortgages (ARMs) and commercial mortgage-backed securities (CMBS). We would expect a return to strength among mortgage securities once the market reaffirms their value as a high-quality asset with the potential to offer yields beyond those available in the Treasury market alone.


4            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

On the positive side of the ledger, Fund performance benefited from some investments we had made based on our expectation for a resteepening yield curve. In addition, we had reduced exposure to the subprime segment of the mortgage market dramatically in the fall of 2006, and this proved quite advantageous as that market collapsed in early 2007.

What changes were made to the portfolio during the period?

Upon assuming management of the Fund in October, we established a short duration bias in the portfolio. We have since moved to a neutral to slightly long duration relative to our benchmark, reflecting our expectation for a more range-bound interest rate environment, but also our relatively balanced assessment of the market. Essentially, we believe that rising financing costs could lead to problems in the credit market, which saw aggressive leveraged buyout and recapitalization activity when interest rates were low. There are fears that a deterioration in the credit market could impact the macro-economic statistics. At the same time, the global economy remains strong, inflation is trending slowly downward, manufacturing activity is picking up thanks to the solid global growth, and corporate earnings are positive. All of this points toward a rebound in the U.S. economy in the second half of the year. So, we have these countertrends in the fixed income market, where there is a deleveraging effect that could ultimately bleed into the economy and, at the same time, there is strong global growth. We do not want to be short duration in an environment where credit could underperform, but at the same time we have already priced in the likelihood of the Fed cutting interest rates in the future. At 4.87% on June 30, 2007, the two-year Treasury rate was well below the federal funds rate of 5.25%. Under these circumstances, we believe a neutral to slightly long duration posture is most prudent and could be a relative advantage compared to funds with a more extreme duration bias.

In terms of specific fixed income sectors, we viewed the recent spread widening in the mortgage market as an opportunity to increase our position in what we consider to be a very high-quality fixed income asset with yield-enhancement potential. Over the course of the full year, the Fund's exposure to ARMs, CMBS and mortgage passthrough securities was increased considerably. Conversely, as mentioned earlier, we sold a number of subprime-related mortgage securities in October 2006, a move that ultimately proved beneficial. We decreased exposure to U.S. agency securities dramatically, as we did not find a lot of relative value in these assets compared to other opportunities in the fixed income markets. We also trimmed exposure to credit product, both investment-grade and non-investment-grade. With these changes, we have essentially structured a more conservative portfolio, but also enhanced the Fund's credit quality and liquidity.

How would you characterize the Fund's position at the close of the period?

Compared to its benchmark, the Fund ended the period with underweight positions in U.S. Treasury and agency securities, reflecting our preference for mortgage-related product, including ARMs, CMBS and other asset-backed securities
(ABS). Our negligible exposure to agency securities compared to 26% in the benchmark, while our 20% allocation to ABS compared to 0% in the benchmark. In terms of credit exposure, the Fund's 22.5% allocation at period-end compared to 19% in the benchmark, although our credit exposure is much shorter in duration than that of the benchmark. As such, should credit spreads widen further, our bonds should outperform from a price perspective. Finally, the Fund ended the period with a 1% weighting in high yield bonds, compared to 0% in the index. Our duration remains relatively neutral, reflecting the fairly balanced outlook described above.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Todd Kopstein
Portfolio Manager

July 18, 2007


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1, and Institutional Shares, respectively. Class R Shares did not change their designation. Also, effective October 2, 2006, the Fund's Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results were those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

The performance results for Investor A, Investor B, Investor C, Investor C1 and Institutional Shares depicted on pages 7 and 8 are those of BlackRock Short-Term Bond Fund and, prior to October 6, 2000 (commencement of operations), share performance results were those of Institutional Shares of a predecessor Fund (which have no distribution or service fees) restated to reflect each share class' fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Recent Performance Results*

                                                              6-Month          12-Month           10-Year       Standardized
As of June 30, 2007                                        Total Return      Total Return      Total Return     30-Day Yield
============================================================================================================================
Institutional Shares*                                         +1.54%            +4.59%            +53.44%          4.53%
----------------------------------------------------------------------------------------------------------------------------
Investor A Shares*                                            +1.39             +4.20             +49.52           4.00
----------------------------------------------------------------------------------------------------------------------------
Investor B Shares*                                            +1.06             +3.61             +40.00           3.49
----------------------------------------------------------------------------------------------------------------------------
Investor C Shares*                                            +0.89             +3.39             +38.67           2.89
----------------------------------------------------------------------------------------------------------------------------
Investor C1 Shares*                                           +1.07             +3.62             +39.95           3.53
----------------------------------------------------------------------------------------------------------------------------
Class R Shares*                                               +1.13             +3.91             +46.78           3.73
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & GovernmentIndex**        +2.18             +5.32             +60.90              --
----------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           7

Performance Data (concluded)

Short-Term Bond Fund
BlackRock Short-Term Bond Fund--Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional Shares, Investor A Shares, Investor B Shares, Investor C Shares, Investor C1 Shares and Class R Shares compared to growth of an investment in the Merrill Lynch 1 - 3 Year Corporate & Government Index. Values are from June 1997 to June 2007.

                                                                                                                       Merrill Lynch
                                                                                                                          1 - 3 Year
                                                                                                                           Corporate
            Institutional         Investor A         Investor B         Investor C      Investor C1       Class R      & Government
                 Shares*+           Shares*+           Shares*+           Shares*+         Shares*+       Shares*+           Index++
6/97              $10,000            $ 9,700            $10,000            $10,000          $10,000        $10,000           $10,000
6/98              $10,695            $10,348            $10,599            $10,589          $10,599        $10,642           $10,685
6/99              $11,052            $10,667            $10,856            $10,834          $10,856        $10,943           $11,239
6/00              $11,647            $11,214            $11,339            $11,305          $11,339        $11,475           $11,791
6/01              $12,591            $12,072            $12,136            $12,099          $12,129        $12,343           $12,902
6/02              $13,180            $12,618            $12,591            $12,540          $12,584        $12,856           $13,782
6/03              $13,919            $13,294            $13,192            $13,112          $13,172        $13,572           $14,558
6/04              $14,032            $13,382            $13,178            $13,087          $13,158        $13,649           $14,664
6/05              $14,368            $13,668            $13,369            $13,267          $13,349        $13,906           $14,986
6/06              $14,671            $13,919            $13,512            $13,412          $13,506        $14,126           $15,277
6/07              $15,344            $14,504            $14,000            $13,867          $13,995        $14,678           $16,090

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Short-Term Bond Master Portfolio of Short-Term Bond Master LLC. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                          Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 6/30/07                                                  +4.59%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                                                +3.09
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                                                 +4.37
--------------------------------------------------------------------------------

                                               Return Without       Return With
                                                Sales Charge       Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 6/30/07                              +4.20%              +1.07%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +2.82               +2.20
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             +4.10               +3.79
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 6/30/07                              +3.61%              -0.39%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +2.14               +1.78
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             +3.42               +3.42
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 6/30/07                              +3.39%              +2.39%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +2.03               +2.03
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             +3.32               +3.32
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC+++
================================================================================
Investor C1 Shares++
================================================================================
One Year Ended 6/30/07                              +3.62%              +2.62%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +2.15               +2.15
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             +3.42               +3.42
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 3%.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

                                                                          Return
================================================================================
Class R Shares
================================================================================
One Year Ended 6/30/07                                                  +3.91%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                                                +2.69
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                                                 +3.91
--------------------------------------------------------------------------------

++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


8            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   Expenses Paid
                                                            Beginning            Ending         During the Period*
                                                          Account Value       Account Value      January 1, 2007
                                                         January 1, 2007      June 30, 2007      to June 30, 2007
==================================================================================================================
Actual
==================================================================================================================
Institutional                                                $1,000             $1,015.40             $ 3.80
------------------------------------------------------------------------------------------------------------------
Investor A                                                   $1,000             $1,013.90             $ 5.34
------------------------------------------------------------------------------------------------------------------
Investor B                                                   $1,000             $1,010.60             $ 8.62
------------------------------------------------------------------------------------------------------------------
Investor C                                                   $1,000             $1,008.90             $10.71
------------------------------------------------------------------------------------------------------------------
Investor C1                                                  $1,000             $1,010.70             $ 8.57
------------------------------------------------------------------------------------------------------------------
Class R                                                      $1,000             $1,011.30             $ 6.93
==================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================
Institutional                                                $1,000             $1,021.03             $ 3.81
------------------------------------------------------------------------------------------------------------------
Investor A                                                   $1,000             $1,019.49             $ 5.36
------------------------------------------------------------------------------------------------------------------
Investor B                                                   $1,000             $1,016.22             $ 8.65
------------------------------------------------------------------------------------------------------------------
Investor C                                                   $1,000             $1,014.14             $10.74
------------------------------------------------------------------------------------------------------------------
Investor C1                                                  $1,000             $1,016.27             $ 8.60
------------------------------------------------------------------------------------------------------------------
Class R                                                      $1,000             $1,017.91             $ 6.95
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the expense ratio for the class (.76% for Institutional, 1.07% for Investor A, 1.73% for Investor B, 2.15% for Investor C, 1.72% for Investor C1 and 1.39% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           9

Statement of Assets and Liabilities               BlackRock Short-Term Bond Fund

As of June 30, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investment in Short-Term Bond Master Portfolio (the "Portfolio"), at value
              (identified cost -- $681,040,369) ................................................                      $ 676,700,695
            Prepaid expenses ...................................................................                             16,888
                                                                                                                      -------------
            Total assets .......................................................................                        676,717,583
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
                Dividends to shareholders ......................................................    $   2,199,452
                Distributor ....................................................................          202,423
                Administrator ..................................................................          142,797
                Other affiliates ...............................................................          220,741         2,765,413
                                                                                                    -------------
            Accrued expenses ...................................................................                             43,997
                                                                                                                      -------------
            Total liabilities ..................................................................                          2,809,410
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .........................................................................                      $ 673,908,173
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.01 par value, 100,000,000
              shares authorized ................................................................                      $     201,218
            Investor A Shares of Common Stock, $.01 par value, 100,000,000
              shares authorized ................................................................                            287,520
            Investor B Shares of Common Stock, $.01 par value, 200,000,000
              shares authorized ................................................................                             42,618
            Investor C Shares of Common Stock, $.01 par value, 100,000,000
              shares authorized ................................................................                             24,027
            Investor C1 Shares of Common Stock, $.01 par value, 100,000,000
              shares authorized ................................................................                            112,559
            Class R Shares of Common Stock, $.01 par value, 200,000,000
              shares authorized ................................................................                              8,932
            Paid-in capital in excess of par ...................................................                        706,545,280
            Accumulated distributions in excess of investment income -- net ....................    $     (19,940)
            Accumulated realized capital losses allocated from the Portfolio -- net ............      (28,954,367)
            Unrealized depreciation allocated from the Portfolio -- net ........................       (4,339,674)
                                                                                                    -------------
            Total accumulated losses -- net ....................................................                        (33,313,981)
                                                                                                                      -------------
            Net Assets .........................................................................                      $ 673,908,173
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $200,542,398 and 20,121,760
              shares outstanding ...............................................................                      $        9.97
                                                                                                                      =============
            Investor A -- Based on net assets of $286,395,554 and 28,752,027
              shares outstanding ...............................................................                      $        9.96
                                                                                                                      =============
            Investor B -- Based on net assets of $42,358,095 and 4,261,806
              shares outstanding ...............................................................                      $        9.94
                                                                                                                      =============
            Investor C -- Based on net assets of $23,886,081 and 2,402,740
              shares outstanding ...............................................................                      $        9.94
                                                                                                                      =============
            Investor C1 -- Based on net assets of $111,843,961 and 11,255,877
              shares outstanding ...............................................................                      $        9.94
                                                                                                                      =============
            Class R -- Based on net assets of $8,882,084 and 893,160
              shares outstanding ...............................................................                      $        9.94
                                                                                                                      =============

      See Notes to Financial Statements.


10            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Statement of Operations                           BlackRock Short-Term Bond Fund

For the Year Ended June 30, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Net investment income allocated from the Portfolio:
                Interest .......................................................................                      $  32,812,868
                Dividends ......................................................................                             22,961
                Securities lending -- net ......................................................                             17,698
                Expenses .......................................................................                         (1,873,389)
                                                                                                                      -------------
            Total income .......................................................................                         30,980,138
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Administration fees ................................................................    $   1,681,744
            Service and distribution fees -- Investor C1 .......................................        1,150,701
            Service fees -- Investor A .........................................................          697,008
            Transfer agent fees -- Investor A ..................................................          533,785
            Service and distribution fees -- Investor B ........................................          450,583
            Transfer agent fees -- Institutional ...............................................          256,389
            Transfer agent fees -- Investor C1 .................................................          229,127
            Printing and shareholder reports ...................................................          148,115
            Transfer agent fees -- Investor B ..................................................          100,008
            Service and distribution fees -- Investor C ........................................           93,465
            Registration fees ..................................................................           85,741
            Transfer agent fees -- Investor C ..................................................           82,646
            Service and distribution fees -- Class R ...........................................           35,659
            Professional fees ..................................................................           22,362
            Transfer agent fees -- Class R .....................................................           20,210
            Other ..............................................................................           16,761
                                                                                                    -------------
            Total expenses .....................................................................                          5,604,304
                                                                                                                      -------------
            Investment income -- net ...........................................................                         25,375,834
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net .............................................................       (5,704,143)
                Financial futures contracts and swaps -- net ...................................       (1,836,808)
                Foreign currency transactions -- net ...........................................          203,618
                Options written -- net .........................................................          290,320        (7,047,013)
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .............................................................        9,731,460
                Financial futures contracts and swaps -- net ...................................         (220,553)
                Foreign currency transactions -- net ...........................................         (130,269)
                Options written -- net .........................................................         (142,129)        9,238,509
                                                                                                    -------------------------------
            Total realized and unrealized gain -- net ..........................................                          2,191,496
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  27,567,330
                                                                                                                      =============

      See Notes to Financial Statements.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           11

Statements of Changes in Net Assets               BlackRock Short-Term Bond Fund

                                                                                                           For the Year Ended
                                                                                                                June 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $  25,375,834     $  22,254,247
            Realized loss -- net ...............................................................       (7,047,013)       (2,431,805)
            Change in unrealized appreciation/depreciation -- net ..............................        9,238,509        (8,404,614)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       27,567,330        11,417,828
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ..................................................................       (8,402,051)       (7,412,136)
                Investor A .....................................................................      (10,962,922)       (8,619,359)
                Investor B .....................................................................       (1,626,913)       (2,128,686)
                Investor C .....................................................................         (278,138)               --
                Investor C1 ....................................................................       (4,176,074)       (4,405,599)
                Class R ........................................................................         (261,107)         (146,884)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................      (25,707,205)      (22,712,664)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions .................       (5,691,836)      (36,485,602)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .......................................................       (3,831,711)      (47,780,438)
            Beginning of year ..................................................................      677,739,884       725,520,322
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 673,908,173     $ 677,739,884
                                                                                                    ===============================
                * Accumulated distributions in excess of investment income -- net ..............    $     (19,940)    $    (165,146)
                                                                                                    ===============================

      See Notes to Financial Statements.


12            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Financial Highlights                              BlackRock Short-Term Bond Fund

                                                                                  Institutional
                                              ---------------------------------------------------------------------------------
The following per share data                                                   For the Year Ended
and ratios have been derived                                                        June 30,
from information provided in                  ---------------------------------------------------------------------------------
the financial statements.                         2007               2006             2005             2004             2003
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $      9.94        $     10.10      $     10.16      $     10.39      $     10.17
                                              ---------------------------------------------------------------------------------
Investment income -- net** ...............            .42                .36              .30              .31              .31
Realized and unrealized gain (loss) -- net            .03               (.15)            (.06)            (.23)             .25
                                              ---------------------------------------------------------------------------------
Total from investment operations .........            .45                .21              .24              .08              .56
                                              ---------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............           (.42)              (.37)            (.30)            (.31)            (.34)
    Realized gain -- net .................             --                 --               --               --               --
                                              ---------------------------------------------------------------------------------
Total dividends and distributions ........           (.42)              (.37)            (.30)            (.31)            (.34)
                                              ---------------------------------------------------------------------------------
Net asset value, end of year .............    $      9.97        $      9.94      $     10.10      $     10.16      $     10.39
                                              =================================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......           4.59%              2.11%            2.39%             .81%            5.61%
                                              =================================================================================
===============================================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses ..            .72%               .67%             .69%             .65%             .70%
                                              =================================================================================
Expenses .................................            .72%               .67%             .69%             .65%             .75%
                                              =================================================================================
Investment income -- net .................           4.16%              3.61%            2.93%            3.00%            3.29%
                                              =================================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...    $   200,542        $   203,377      $   208,777      $   240,749      $   182,654
                                              =================================================================================
Portfolio turnover of the Portfolio ......            108%++              80%              75%             107%             198%
                                              =================================================================================

                                                                                  Investor A
                                              ---------------------------------------------------------------------------------
The following per share data                                                 For the Year Ended
and ratios have been derived                                                      June 30,
from information provided in                  ---------------------------------------------------------------------------------
the financial statements.                         2007              2006             2005             2004              2003
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $      9.94        $     10.10      $     10.16      $     10.38      $     10.16
                                              ---------------------------------------------------------------------------------
Investment income -- net** ...............            .39                .34              .27              .29              .31
Realized and unrealized gain (loss) -- net            .02               (.16)            (.05)            (.22)             .23
                                              ---------------------------------------------------------------------------------
Total from investment operations .........            .41                .18              .22              .07              .54
                                              ---------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............           (.39)              (.34)            (.28)            (.29)            (.32)
    Realized gain -- net .................             --                 --               --               --               --
                                              ---------------------------------------------------------------------------------
Total dividends and distributions ........           (.39)              (.34)            (.28)            (.29)            (.32)
                                              ---------------------------------------------------------------------------------
Net asset value, end of year .............    $      9.96        $      9.94      $     10.10      $     10.16      $     10.38
                                              =================================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......           4.20%              1.84%            2.14%             .66%            5.36%
                                              =================================================================================
===============================================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses ..           1.00%               .91%             .93%             .89%             .95%
                                              =================================================================================
Expenses .................................           1.00%               .91%             .93%             .89%            1.00%
                                              =================================================================================
Investment income -- net .................           3.88%              3.37%            2.69%            2.78%            3.03%
                                              =================================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...    $   286,396        $   267,411      $   235,886      $   125,950      $   152,780
                                              =================================================================================
Portfolio turnover of the Portfolio ......            108%++              80%              75%             107%             198%
                                              =================================================================================

*     Total investment returns exclude the effects of any sales charges.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.

      See Notes to Financial Statements.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           13

Financial Highlights (continued)                  BlackRock Short-Term Bond Fund

                                                                                                 Investor B
                                                                       ------------------------------------------------------------
                                                                                         For the Year Ended June 30,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                   2007          2006         2005         2004        2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ....................    $   9.91      $  10.08     $  10.14     $  10.37    $  10.14
                                                                       ------------------------------------------------------------
            Investment income -- net** ............................         .32           .27          .20          .22         .24
            Realized and unrealized gain (loss) -- net ............         .02          (.16)        (.05)        (.23)        .24
                                                                       ------------------------------------------------------------
            Total from investment operations ......................         .34           .11          .15         (.01)        .48
                                                                       ------------------------------------------------------------
            Less dividends from investment income -- net ..........        (.31)         (.28)        (.21)        (.22)       (.25)
                                                                       ------------------------------------------------------------
            Net asset value, end of year ..........................    $   9.94      $   9.91     $  10.08     $  10.14    $  10.37
                                                                       ============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ....................        3.61%         1.07%        1.46%        (.11%)      4.77%
                                                                       ============================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and excluding
              reorganization expenses .............................        1.67%         1.59%        1.61%        1.56%       1.61%
                                                                       ============================================================
            Expenses ..............................................        1.67%         1.59%        1.61%        1.56%       1.66%
                                                                       ============================================================
            Investment income -- net ..............................        3.21%         2.67%        2.00%        2.12%       2.00%
                                                                       ============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ................    $ 42,358      $ 60,519     $ 97,090     $130,802    $139,688
                                                                       ============================================================
            Portfolio turnover of the Portfolio ...................         108%++         80%          75%         107%        198%
                                                                       ============================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.

      See Notes to Financial Statements.


14            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Financial Highlights (continued)                  BlackRock Short-Term Bond Fund

                                                           Investor C                            Investor C1
                                                           ----------   -----------------------------------------------------------
                                                            For the
                                                            Period
                                                           October 2,
                                                            2006++ to                     For the Year Ended June 30,
The following per share data and ratios have been derived   June 30,    -----------------------------------------------------------
from information provided in the financial statements.        2007         2007          2006        2005        2004        2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................    $  10.01      $   9.91      $  10.07    $  10.13    $  10.36    $  10.14
                                                           --------      ----------------------------------------------------------
Investment income -- net*** ...........................         .19           .32           .27         .20         .22         .24
Realized and unrealized gain (loss) -- net ............        (.03)          .04          (.15)       (.05)       (.23)        .23
                                                           --------      ----------------------------------------------------------
Total from investment operations ......................         .16           .36           .12         .15        (.01)        .47
                                                           --------      ----------------------------------------------------------
Less dividends from investment income -- net ..........        (.23)         (.33)         (.28)       (.21)       (.22)       (.25)
                                                           --------      ----------------------------------------------------------
Net asset value, end of period ........................    $   9.94      $   9.94      $   9.91    $  10.07    $  10.13    $  10.36
                                                           ========      ==========================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................        1.57%@        3.62%         1.17%       1.46%       (.11%)      4.68%
                                                           ========      ==========================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
  reorganization expenses .............................        2.09%*        1.66%         1.59%       1.60%       1.56%       1.61%
                                                           ========      ==========================================================
Expenses ..............................................        2.09%*        1.66%         1.59%       1.60%       1.56%       1.66%
                                                           ========      ==========================================================
Investment income -- net ..............................        2.81%*        3.24%         2.68%       2.01%       2.12%       2.37%
                                                           ========      ==========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..............    $ 23,886      $111,844      $142,083    $179,290    $239,263    $263,066
                                                           ========      ==========================================================
Portfolio turnover of the Portfolio ...................         108%+++       108%+++        80%         75%        107%        198%
                                                           ========      ==========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Commencement of operations.
+++   Excludes dollar roll transactions.
@     Aggregate total investment return.

      See Notes to Financial Statements.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           15

Financial Highlights (concluded)                  BlackRock Short-Term Bond Fund

                                                                                                 Class R
                                                                       -------------------------------------------------------------
                                                                                                                          For the
                                                                                     For the Year Ended                   Period
                                                                                          June 30,                    Jan. 3, 2003++
The following per share data and ratios have been derived              --------------------------------------------     to June 30,
from information provided in the financial statements.                  2007          2006        2005        2004         2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ..................    $ 9.92        $10.08      $10.14      $10.37      $ 10.29
                                                                       -------------------------------------------------------------
            Investment income -- net** ............................       .36           .32         .18         .17          .18
            Realized and unrealized gain (loss) -- net ............       .02          (.16)        .01        (.11)         .08
                                                                       -------------------------------------------------------------
            Total from investment operations ......................       .38           .16         .19         .06          .26
                                                                       -------------------------------------------------------------
            Less dividends from investment income -- net ..........      (.36)         (.32)       (.25)       (.29)        (.18)
                                                                       -------------------------------------------------------------
            Net asset value, end of period ........................    $ 9.94        $ 9.92      $10.08      $10.14      $ 10.37
                                                                       -------------------------------------------------------------
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ....................      3.91%         1.58%       1.88%        .56%        2.55%@
                                                                       -------------------------------------------------------------
====================================================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding reorganization expenses ...........      1.30%         1.17%       1.19%       1.16%        1.19%*
                                                                       -------------------------------------------------------------
            Expenses ..............................................      1.30%         1.17%       1.19%       1.16%        1.28%*
                                                                       -------------------------------------------------------------
            Investment income -- net ..............................      3.59%         3.15%       2.46%       2.42%        2.74%*
                                                                       -------------------------------------------------------------
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..............    $8,882        $4,350      $4,477      $2,387           --@@
                                                                       =============================================================
            Portfolio turnover of the Portfolio ...................       108%+++        80%         75%        107%         198%
                                                                       =============================================================

*     Annualized.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Commencement of operations.
+++   Excludes dollar roll transactions.
@     Aggregate total investment return.
@@    Amount is less than $1,000.

      See Notes to Financial Statements.


16            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Notes to Financial Statements                     BlackRock Short-Term Bond Fund

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Low Duration Fund and Merrill Lynch Investment Managers Funds, Inc., of which the ML Fund is a series, were renamed BlackRock Short-Term Bond Fund (the "Fund") and BlackRock Short-Term Bond Series, Inc. (the "Company"), respectively. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Short-Term Bond Master Portfolio (the "Portfolio") of Short-Term Bond Master LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Master LLC was converted from a Delaware statutory trust to a Delaware limited liability company. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2007 was 100%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C1 Shares, respectively. Class R Shares did not change their designation. Investor C Shares commenced operations on October 2, 2006. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. Class R Shares are sold to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade-date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           17

Notes to Financial Statements (continued)         BlackRock Short-Term Bond Fund

evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,721,252 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses on investments, and $476,577 has been reclassified between accumulated net realized capital losses on investments and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards, accounting for paydowns, foreign currency transactions, and swap agreements. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Master LLC, with respect to the Portfolio, with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Portfolio's manager.

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's administrator and was compensated at the same fee rate. The Company has also entered into separate Distribution Agreements and Distribution Plans, with respect to the Fund, with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing shareholder servicing and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A ........................................       .25%           --
Investor B ........................................       .25%          .65%
Investor C ........................................       .25%          .75%
Investor C1 .......................................       .25%          .65%
Class R ...........................................       .25%          .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C, Investor C1 and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C, Investor C1 and Class R shareholders.


18            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Notes to Financial Statements (continued)         BlackRock Short-Term Bond Fund

For the year ended June 30, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD           MLPF&S
--------------------------------------------------------------------------------
Investor A ...............................              $16,979         $118,291
--------------------------------------------------------------------------------

For the year ended June 30, 2007, MLPF&S received contingent deferred sales charges of $73,866, $5,788 and $11,811 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, FAMD paid MLPF&S sales charges of $9 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to June 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional .........................................               $2,599
Investor A ............................................               $4,485
Investor B ............................................               $1,177
Investor C ............................................                   --
Investor C1 ...........................................               $1,952
Class R ...............................................               $   74
--------------------------------------------------------------------------------

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, FAMD, Financial Data Services, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $5,691,836 and $36,485,602 for the years ended June 30, 2007 and June 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended June 30, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       3,882,332     $ 38,889,841
Shares issued to shareholders in
  reinvestment of dividends ..................         778,991        7,804,278
                                                    ---------------------------
Total issued .................................       4,661,323       46,694,119
Shares redeemed ..............................      (4,998,426)     (50,085,942)
                                                    ---------------------------
Net decrease .................................        (337,103)    $ (3,391,823)
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended June 30, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       4,589,347     $ 45,878,308
Shares issued to shareholders in
  reinvestment of dividends ..................         629,194        6,294,006
                                                    ---------------------------
Total issued .................................       5,218,541       52,172,314
Shares redeemed ..............................      (5,423,759)     (54,309,989)
                                                    ---------------------------
Net decrease .................................        (205,218)    $ (2,137,675)
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended June 30, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       7,835,850     $ 78,389,432
Automatic conversion of shares ...............          35,889          357,567
Share issued to shareholders in
  reinvestment of dividends ..................       1,017,022       10,181,373
                                                    ---------------------------
Total issued .................................       8,888,761       88,928,372
Shares redeemed ..............................      (7,051,933)     (70,623,994)
                                                    ---------------------------
Net increase .................................       1,836,828     $ 18,304,378
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended June 30, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       7,868,571     $ 78,742,195
Automatic conversion of shares ...............         165,449        1,653,466
Shares issued to shareholders in
  reinvestment of dividends ..................         720,378        7,200,366
                                                    ---------------------------
Total issued .................................       8,754,398       87,596,027
Shares redeemed ..............................      (5,202,244)     (52,071,208)
                                                    ---------------------------
Net increase .................................       3,552,154     $ 35,524,819
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended June 30, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         382,971     $  3,826,348
Shares issued to shareholders in
  reinvestment of dividends ..................         115,734        1,156,044
                                                    ---------------------------
Total issued .................................         498,705        4,982,392
                                                    ---------------------------
Automatic conversion of shares ...............         (35,961)        (357,567)
Shares redeemed ..............................      (2,305,722)     (23,035,689)
                                                    ---------------------------
Total redeemed ...............................      (2,341,683)     (23,393,256)
                                                    ---------------------------
Net decrease .................................      (1,842,978)    $(18,410,864)
                                                    ===========================


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           19

Notes to Financial Statements (concluded)         BlackRock Short-Term Bond Fund

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended June 30, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         764,008     $  7,626,851
Shares issued to shareholders in
  reinvestment of dividends ..................         138,454        1,381,959
                                                    ---------------------------
Total issued .................................         902,462        9,008,810
                                                    ---------------------------
Automatic conversion of shares ...............        (165,800)      (1,653,466)
Shares redeemed ..............................      (4,267,131)     (42,618,020)
                                                    ---------------------------
Total redeemed ...............................      (4,432,931)     (44,271,486)
                                                    ---------------------------
Net decrease .................................      (3,530,469)    $(35,262,676)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Period
October 2, 2006* to                                                   Dollar
June 30, 2007                                         Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,588,797     $ 25,893,412
Shares issued to shareholders in
  reinvestment of dividends ..................          22,869          228,442
                                                    ---------------------------
Total issued .................................       2,611,666       26,121,854
Shares redeemed ..............................        (208,926)      (2,088,810)
                                                    ---------------------------
Net increase .................................       2,402,740     $ 24,033,044
                                                    ===========================
*     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended June 30, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,095,000     $ 10,911,973
Shares issued to shareholders in
  reinvestment of dividends ..................         322,310        3,219,362
                                                    ---------------------------
Total issued .................................       1,417,310       14,131,335
Shares redeemed ..............................      (4,497,738)     (44,899,591)
                                                    ---------------------------
Net decrease .................................      (3,080,428)    $(30,768,256)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended June 30, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       4,003,186     $ 39,947,150
Shares issued to shareholders in
  reinvestment of dividends ..................         318,879        3,180,745
                                                    ---------------------------
Total issued .................................       4,322,065       43,127,895
Shares redeemed ..............................      (7,784,003)     (77,684,767)
                                                    ---------------------------
Net decrease .................................      (3,461,938)    $(34,556,872)
                                                    ===========================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         788,722     $  7,885,609
Share issued to shareholders in
  reinvestment of dividends ..................          26,378          263,698
                                                    ---------------------------
Total issued .................................         815,100        8,149,307
Shares redeemed ..............................        (360,498)      (3,607,622)
                                                    ---------------------------
Net increase .................................         454,602     $  4,541,685
                                                    ===========================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2006                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         340,042     $  3,397,077
Shares issued to shareholders in
  reinvestment of dividends ..................          14,555          145,278
                                                    ---------------------------
Total issued .................................         354,597        3,542,355
Shares redeemed ..............................        (360,251)      (3,595,553)
                                                    ---------------------------
Net decrease .................................          (5,654)    $    (53,198)
                                                    ===========================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      6/30/2007       6/30/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................    $ 25,707,205    $ 22,712,664
                                                    ----------------------------
Total taxable distributions ....................    $ 25,707,205    $ 22,712,664
                                                    ============================

As of June 30, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Ordinary income -- net ......................................    $     47,644
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................          47,644
Capital loss carryforward ...................................     (23,900,904)*
Unrealized losses -- net ....................................      (9,460,721)**
                                                                 ------------
Total accumulated losses -- net .............................    $(33,313,981)
                                                                 ============

* On June 30, 2007, the Fund had a net capital loss carryforward of $23,900,904, of which $6,549,324 expires in 2008, $1,140,537 expires in
      2009, $971,617 expires in 2011, $1,630,307 expires in 2012, $6,250,370 expires in 2013, $2,851,962 expires in 2014 and $4,506,787 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, accounting for swap agreements, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.


20            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Report of Independent Registered Public Accounting Firm
                                                  BlackRock Short-Term Bond Fund

To the Board of Directors and Shareholders of BlackRock Short-Term Bond Series,
Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Short-Term Bond Fund (formerly Merrill Lynch Low Duration Fund) (the "Fund") of BlackRock Short-Term Bond Series, Inc. (formerly Merrill Lynch Investment Managers Funds, Inc.) as of June 30, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended June 30, 2006 and the financial highlights for each of the four years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. as of June 30, 2007, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 27, 2007


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           21

Portfolio Information as of June 30, 2007       Short-Term Bond Master Portfolio

                                                                      Percent of
Asset Mix                                                  Long-Term Investments
--------------------------------------------------------------------------------
Government Agency Mortgage-Backed
  Securities .....................................................      30.8%
Asset-Backed Securities ..........................................      22.9
Corporate Bonds ..................................................      19.3
Non-Government Agency Mortgage-Backed
  Securities .....................................................      18.4
Government Agency Mortgage-Backed
  Obligations -- Collateralized Mortgage
  Obligations ....................................................       7.4
Capital Trusts ...................................................       1.2
--------------------------------------------------------------------------------


22            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Schedule of Investments as of June 30, 2007     Short-Term Bond Master Portfolio
                                                               (in U.S. dollars)

              Face
            Amount    Asset-Backed Securities+                                       Value
==============================================================================================
      $  5,347,883    ACE Securities Corp. Series 2006-FM2 Class A2A,
                        5.37% due 8/25/2036 (a)                                 $    5,347,868
         3,754,781    Aegis Asset Backed Securities Trust Series 2006-1
                        Class A1, 5.40% due 1/25/2037 (a)                            3,754,771
        11,000,000    Ameriquest Mortgage Securities, Inc. Series
                        2004-FR1 Class A5, 4.455% due 5/25/2034                     10,827,719
         4,319,474    Asset Backed Funding Certificates Series
                        2006-OPT2 Class A3A, 5.38%
                        due 10/25/2036 (a)                                           4,319,463
                      Bank of America Credit Card Trust:
         5,650,000        Series 2006-A16 Class A16, 4.72%
                            due 5/15/2013                                            5,537,447
         5,350,000        Series 2007-A7 Class A7, 5.32%
                            due 8/15/2012 (a)                                        5,348,534
                      Capital Auto Receivables Asset Trust:
         1,250,000        Series 2004-2 Class D, 5.82%
                            due 5/15/2012 (b)                                        1,234,194
         7,090,195        Series 2006-SN1A Class A2A, 5.40%
                            due 1/20/2009 (b)                                        7,090,671
         1,550,000    Chase Issuance Trust Series 2007-A1 Class A1,
                        5.34% due 3/15/2013 (a)                                      1,549,984
         4,171,689    Chase Manhattan Auto Owner Trust Series
                        2005-A Class A3, 3.87% due 6/15/2009                         4,139,115
         2,764,733    Countrywide Asset Backed Certificates Series
                        2004-13 Class AF3, 3.989% due 12/25/2034 (a)                 2,746,849
         6,525,000    DaimlerChrysler Auto Trust Series 2006-C
                        Class A3, 5.02% due 7/08/2010                                6,503,759
         5,241,781    First Horizon Asset Backed Securities Trust
                        Series 2004-HE4 Class A2, 4.07% due 7/25/2019                5,155,931
                      Ford Credit Auto Owner Trust:
         6,300,000        Series 2005-A Class A4, 3.72%
                            due 10/15/2009 (b)                                       6,221,299
         5,625,000        Series 2005-B Class A4, 4.38% due 1/15/2010                5,576,449
         5,418,937        Series 2005-C Class A3, 4.30% due 8/15/2009                5,392,673
         3,182,664    Fremont Home Loan Trust Series 2005-E Class 2A2,
                        5.49% due 1/25/2036 (a)                                      3,183,286
         4,942,563    GCO Slims Trust Series 2006-1A Class NOTE,
                        5.72% due 3/01/2022 (b)                                      4,874,603
           650,690    GSAA Home Equity Trust Series 2006-8N Class N1,
                        6% due 10/26/2036 (b)                                          642,556
         2,508,537    GSAA Trust Series 2004-10 Class AF2, 4.22%
                        due 8/25/2034 (a)                                            2,488,904
         6,777,339    GSAMP Trust Series 2005-AHL Class A3, 5.66%
                        due 4/25/2035 (a)                                            6,785,001
         4,310,216    HSI Asset Securitization Corp. Trust Series
                        2006-HE1 Class 2A1, 5.37% due 10/25/2036 (a)                 4,305,219
                      Honda Auto Receivables Owner Trust:
         2,890,333        Series 2004-1 Class A4, 3.06%
                            due 10/21/2009                                           2,873,205
         2,850,000        Series 2006-1 Class A3, 5.07%
                            due 2/18/2010                                            2,844,624
         5,425,000        Series 2006-3 Class A3, 5.12%
                            due 10/15/2010                                           5,406,884
                      National Collegiate Student Loan Trust (c):
        16,400,000        Series 2005-2 Class AIO, 7.73%
                             due 3/25/2012                                           3,172,744
        33,292,725        Series 2005-GT1 Class AIO, 6.75%
                            due 12/25/2009                                           5,170,776
         2,548,933    Popular ABS Mortgage Pass-Through Trust
                        Series 2005-1 Class AF3, 4.142%
                        due 5/25/2035 (a)                                            2,522,825
         9,708,580    Residential Asset Mortgage Products, Inc.
                        Series 2003-RZ3 Class A6, 3.40% due 3/25/2033                9,292,952
                      SLM Student Loan Trust (a):
         4,228,851        Series 2002-1 Class A2, 5.47% due 4/25/2017                4,238,831
         5,949,066        Series 2002-4 Class A4, 5.50% due 3/15/2017                5,966,174
         5,750,000        Series 2005-8 Class A2, 5.445%
                            due 7/25/2022                                            5,723,723
         5,706,718    Soundview Home Equity Loan Trust Series 2003-2
                        Class A2, 5.797% due 11/25/2033 (a)                          5,779,901
         7,000,000    USAA Auto Owner Trust Series 2006-1
                        Class A3, 5.01% due 9/15/2010                                6,984,732
                      WFS Financial Owner Trust:
         1,239,681        Series 2003-4 Class B, 2.73% due 5/20/2011                 1,230,103
        10,800,000        Series 2004-4 Class A4, 3.44% due 5/17/2012               10,602,870
----------------------------------------------------------------------------------------------
                      Total Asset-Backed Securities
                      (Cost -- $175,681,991) -- 25.8%                              174,836,639
==============================================================================================

                      Government Agency
                      Mortgage-Backed Securities+
==============================================================================================
                      Fannie Mae Guaranteed Pass Through Certificates:
         5,063,394        5.41% due 5/01/2037 (a)                                    5,018,177
         8,202,455        5.48% due 12/01/2036 (a)                                   8,152,908
        67,309,024        5.50% due 11/01/2017 - 7/15/2037 (e)                      65,236,944
         5,531,651        5.70% due 10/01/2036 (a)                                   5,542,432
         2,252,990        5.91% due 9/01/2036 (a)                                    2,264,242
       102,500,000        6.00% due 7/15/2037 (e)                                  101,378,855
         3,913,097        6.50% due 8/01/2032 - 8/01/2034                            3,992,915
         3,430,434        7.50% due 9/01/2035                                        3,582,928
         3,175,851        8.00% due 7/01/2027 - 11/01/2032                           3,346,531
                      Freddie Mac Mortgage Participation Certificates (a):
         4,965,501        4.64% due 4/01/2035                                        4,863,187
         9,611,283        5.61% due 3/01/2037                                        9,571,885
         4,901,713        5.82% due 11/01/2036                                       4,915,142
        13,039,914        6.04% due 11/01/2036                                      13,127,660
         4,340,618    Ginnie Mae MBS Certificates, 5%
                        due 11/20/2034 (a)                                           4,355,630
----------------------------------------------------------------------------------------------
                      Total Government Agency
                      Mortgage-Backed Securities
                      (Cost -- $236,204,051) -- 34.8%                              235,349,436
==============================================================================================

                      Government Agency
                      Mortgage-Backed Obligations --
                      Collateralized Mortgage Obligations
==============================================================================================
                      Fannie Mae Trust:
        16,258,055        Series 360 Class 2, 5% due 8/01/2035 (c)                   4,225,129
         6,343,935        Series 377 Class 2, 5% due 10/01/2036 (c)                  1,690,968
         5,320,168        Series 2003-17 Class QR, 4.50%
                            due 11/25/2025                                           5,277,418
         2,517,975        Series 2003-67 Class GL, 3% due 1/25/2025                  2,464,241
         3,868,236        Series 2005-70 Class GA, 5.50%
                            due 12/25/2034                                           3,837,135
         8,415,457        Series 2006-53 Class BA, 6% due 2/25/2027                  8,459,021
         9,745,996        Series 2006-106 Class PA, 5.50%
                            due 6/25/2030                                            9,706,672
         4,068,853        Series 2006-M2 Class A1A, 4.855%
                            due 7/25/2016 (a)                                        4,034,359


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           23

Schedule of Investments (continued)             Short-Term Bond Master Portfolio
                                                               (in U.S. dollars)

                      Government Agency
              Face    Mortgage-Backed Obligations --
            Amount    Collateralized Mortgage Obligations                            Value
==============================================================================================
                      Freddie Mac Multiclass Certificates:
      $  6,818,842        Series 2485 Class AS, 5.50%
                            due 8/15/2017                                       $    6,793,186
         5,969,886        Series 2673 Class ML, 4% due 12/15/2022                    5,918,441
         1,896,160        Series 2996 Class PB, 5.50% due 5/15/2035                  1,885,158
        49,648,641        Series 3309 Class SA, 0.77%
                            due 4/15/2037 (a)(c)                                     1,401,705
        20,749,005        Series 3318 Class SK, 0.77%
                            due 5/15/2037 (a)(c)                                       499,209
        56,577,972    Ginnie Mae Trust Series 2002-94 Class XB,
                        2.349% due 11/16/2007 (a)(c)                                    96,607
----------------------------------------------------------------------------------------------
                      Total Government Agency
                      Mortgage-Backed Obligations --
                      Collateralized Mortgage Obligations
                      (Cost -- $57,347,901) -- 8.3%                                 56,289,249
==============================================================================================

                      Non-Government Agency
                      Mortgage-Backed Securities+
==============================================================================================
Collateralized Mortgage Obligations -- 11.2%
         6,616,945    Banc of America Funding Corp. Series 2006-I
                        Class 1A1, 4.576% due 12/20/2036 (a)                         6,511,196
         3,562,084    Banc of America Mortgage Securities Inc.
                        Series 2003-J Class 2A1, 4.081%
                            due 11/25/2033 (a)                                       3,522,938
            81,242    BlackRock Capital Finance LP Series 1997-R2
                        Class AP, 1.268% due 12/25/2035 (a)(b)(f)                       80,960
         4,414,900    Countrywide Home Loan Mortgage Pass-Through
                        Trust Series 2005-HYB8 Class 2A1, 5.255%
                            due 12/20/2035 (a)                                       4,385,655
         2,453,654    Deutsche Alt-A Securities, Inc. Mortgage Loan
                        Series 2006-AF1 Class A1, 5.40%
                            due 4/25/2036 (a)                                        2,453,900
         4,441,137    Harborview Mortgage Loan Trust Series 2006-11
                        Class A1A, 5.49% due 12/19/2036 (a)                          4,446,866
         3,693,452    Indymac Index Mortgage Loan Trust Series
                        2006-AR41 Class A3, 5.50% due 2/25/2037 (a)                  3,701,501
         7,653,956    JPMorgan Mortgage Trust Series 2007-A1
                        Class 2A1, 4.763% due 7/25/2035 (a)                          7,550,711
         4,576,862    Luminent Mortgage Trust Series 2006-7 Class 1A1,
                        5.50% due 5/25/2036 (a)                                      4,574,858
           162,916    Ocwen Residential MBS Corp. Series 1998-R2
                        Class AP, 9.111% due 11/25/2034 (a)(b)                         130,332
                      Residential Accredit Loans, Inc. (a):
         4,078,214        Series 2005-QS12 Class A8, 5.646%
                             due 8/25/2035                                           4,074,995
         4,755,552        Series 2006-QA9 Class A1, 5.50%
                            due 11/25/2036                                           4,749,018
            19,230    Salomon Brothers Mortgage Securities Series
                        1986-1 Class A, 6% due 12/25/2011                               19,169
             5,857    Structured Mortgage Asset Residential Trust
                        Series 1991-1 Class H, 8.25% due 6/25/2022                       5,830
         6,715,476    Suntrust Adjustable Rate Mortgage Loan Trust
                        Series 2007-2 Class 3A3, 5.731%
                            due 4/25/2037 (a)                                        6,700,420
            46,557    Walsh Acceptance Series 1997-2 Class A,
                        7.32% due 3/01/2027 (a)                                         18,623
                      Washington Mutual (a):
             3,666        Series 2000-1 Class B1, 9.32%
                         due 1/25/2040 (b)                                               2,933
        14,778,057        Series 2004-AR3 Class A1, 3.918%
                             due 6/25/2034                                          14,507,082
         8,903,426    Wells Fargo Mortgage Backed Securities Trust
                        Series 2004-3 Class A1, 4.75% due 4/25/2019                  8,455,468
                                                                                --------------
                                                                                    75,892,455
----------------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities -- 9.6%
         3,465,000    Banc of America Commercial Mortgage, Inc.
                        Series 2000-1 Class A2A, 7.333% due 11/15/2031               3,574,670
                      CS First Boston Mortgage Securities Corp.:
         4,824,811        Series 1999-C1 Class A2, 7.29%
                             due 9/15/2041                                           4,957,224
         3,358,229        Series 2002-CKS4 Class A1, 4.485%
                            due 11/15/2036                                           3,277,485
        65,866,385        Series 2003-CPN1 Class ASP, 1.584%
                        due 3/15/2035 (a)(c)                                         2,216,885
         2,946,054        Series 2004-C3 Class A2, 3.913%
                             due 7/15/2036                                           2,894,891
         3,862,838    Chase Commercial Mortgage Securities Corp.
                        Series 1999-2 Class A2, 7.198% due 1/15/2032                 3,984,689
         4,332,045    Chase Manhattan Bank-First Union National
                        Series 1999-1 Class A2, 7.439% due 8/15/2031                 4,471,844
         3,827,080    Commercial Mortgage Acceptance Corp. Series
                        1999-C1 Class A2, 7.03% due 6/15/2031                        3,906,593
           707,320    Commercial Mortgage Pass-Through Certificates
                        Series 2004-LB4A Class A1, 3.566%
                            due 10/15/2037                                             703,797
         4,955,000    GE Capital Mall Finance Corp. Series 1998-1A
                        Class A2, 6.32% due 9/13/2028                                4,994,663
                      GMAC Commercial Mortgage Securities, Inc.:
                          Series 1998-C2 Class A2, 6.42%
                             due 5/15/2035                                           4,571,934
         4,265,131        Series 1999-C1 Class A2, 6.175%
                             due 5/15/2033                                           4,293,729
                      Greenwich Capital Commercial Funding Corp.:
        20,524,183        Series 2002-C1 Class XP, 2.059%
                        due 1/11/2035 (a)(c)                                         1,542,659
           656,082        Series 2004-GG1 Class A2, 3.835%
                             due 6/10/2036                                             654,003
         4,008,772    JPMorgan Chase Commercial Mortgage Securities
                        Corp. Series 2001-CIBC Class A3, 6.26% due
                            3/15/20334,085,181
         4,683,042    LB Commercial Conduit Mortgage Trust Series
                        1999-C1 Class A2, 6.78% due 6/15/2031                        4,758,922
                      LB-UBS Commercial Mortgage Trust:
        70,606,349        Series 2002-C4 Class XCP, 1.475%
                        due 10/15/2035 (a)(c)                                        1,968,837
         4,538,427        Series 2004-C7 Class A1, 3.625%
                            due 10/15/2029                                           4,443,424
         3,625,000    Wachovia Bank Commercial Mortgage Trust
                        Series 2006-C25 Class A4, 5.764%
                         due 5/15/2043 (a)                                           3,612,417
                                                                                --------------
                                                                                    64,913,847
----------------------------------------------------------------------------------------------
                      Total Non-Government Agency
                      Mortgage-Backed Securities
                      (Cost -- $142,299,040) -- 20.8%                              140,806,302
==============================================================================================


24            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Schedule of Investments (continued)             Short-Term Bond Master Portfolio
                                                               (in U.S. dollars)

              Face
            Amount    Corporate Bonds                                                Value
==============================================================================================
Aerospace & Defense -- 0.5%
      $  1,250,000    Goodrich Corp., 6.45% due 4/15/2008                       $    1,257,272
                      L-3 Communications Corp.:
            80,000        5.875% due 1/15/2015                                          74,200
           360,000        Series B, 6.375% due 10/15/2015                              340,200
         1,700,000    Raytheon Co., 6.75% due 8/15/2007                              1,702,208
                                                                                --------------
                                                                                     3,373,880
----------------------------------------------------------------------------------------------
Airlines -- 0.1%
           618,550    American Airlines, Inc. Series 2003-1, 3.857%
                        due 1/09/2012 (d)                                              593,035
----------------------------------------------------------------------------------------------
Automobiles -- 0.8%
                      DaimlerChrysler NA Holding Corp.:
         3,400,000        4.75% due 1/15/2008                                        3,388,246
         2,000,000        4.05% due 6/04/2008                                        1,971,942
                                                                                --------------
                                                                                     5,360,188
----------------------------------------------------------------------------------------------
Capital Markets -- 2.4%
         1,070,000    The Bank of New York Co., Inc., 3.80%
                        due 2/01/2008                                                1,060,371
         3,180,000    Goldman Sachs Capital III Series F, 6.13%
                        due (a)(h)                                                   3,178,442
         2,225,000    Lehman Brothers Holdings Capital Trust V,
                        6.19% due (a)(h)                                             2,224,223
         3,340,000    Lehman Brothers Holdings, Inc., 5.50%
                        due 5/25/2010 (a)                                            3,337,051
                      Morgan Stanley:
         1,000,000        5.61% due 1/09/2012 (a)                                      998,172
         5,043,000        5.625% due 1/09/2012                                       5,032,117
           610,000    UBS Preferred Funding Trust I, 8.622%
                        due (a)(h)                                                     662,513
                                                                                --------------
                                                                                    16,492,889
----------------------------------------------------------------------------------------------
Chemicals -- 0.1%
           146,000    Equistar Chemicals LP, 10.125% due 9/01/2008                     151,840
           525,000    Lyondell Chemical Co., 8.25% due 9/15/2016 (d)                   548,625
                                                                                --------------
                                                                                       700,465
----------------------------------------------------------------------------------------------
Commercial Banks -- 2.6%
         3,125,000    Glitnir Banki HF, 5.618% due 4/20/2010 (a)(b)                  3,119,759
         2,425,000    HBOS Treasury Services Plc, 3.50%
                        due 11/30/2007 (b)                                           2,409,148
         2,500,000    U.S. Bank, NA, 4.125% due 3/17/2008                            2,476,775
                      Wachovia Corp.:
         1,500,000        6.15% due 3/15/2009                                        1,519,050
         1,570,000        5.75% due 6/15/2017                                        1,548,975
                      Wells Fargo & Co.:
         2,200,000        4% due 8/15/2008                                           2,164,287
         4,100,000        5.445% due 1/24/2012 (a)                                   4,098,745
                                                                                --------------
                                                                                    17,336,739
----------------------------------------------------------------------------------------------
Communications Equipment -- 0.2%
           955,000    Cisco Systems, Inc., 5.44% due 2/20/2009 (a)                     956,639
           300,000    Wind Acquisition Finance SA, 10.75%
                        due 12/01/2015 (b)                                             344,250
                                                                                --------------
                                                                                     1,300,889
----------------------------------------------------------------------------------------------
Computers & Peripherals -- 0.0%
           135,000    Seagate Technology HDD Holdings, 6.80%
                        due 10/01/2016                                                 129,600
----------------------------------------------------------------------------------------------
Consumer Finance -- 0.5%
         3,500,000    HSBC Finance Corp., 4.125% due 12/15/2008                      3,437,035
----------------------------------------------------------------------------------------------
Diversified Financial Services -- 4.0%
         3,800,000    Citigroup, Inc., 3.50% due 2/01/2008                           3,761,571
         4,300,000    Credit Suisse Guernsey Ltd. Series 1, 6.05%
                        due (a)(h)                                                   4,302,752
         1,030,000    Ford Motor Credit Co. LLC, 7.80% due 6/01/2012                 1,004,793
                      General Electric Capital Corp.:
        10,350,000        5.486% due 11/01/2012 (a)                                 10,344,856
         2,700,000        Series A, 3.75% due 12/15/2009 (d)                         2,601,399
         4,800,000    JPMorgan Chase & Co., 3.625% due 5/01/2008                     4,729,056
                                                                                --------------
                                                                                    26,744,427
----------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 2.0%
         1,810,000    AT&T, Inc., 4.125% due 9/15/2009                               1,760,067
         1,960,000    BellSouth Corp., 5.485% due 11/15/2007 (a)                     1,960,900
           260,000    Cincinnati Bell, Inc., 7.25% due 7/15/2013                       266,500
         2,500,000    Deutsche Telekom International Finance BV,
                        3.875% due 7/22/2008                                         2,458,400
           250,000    Qwest Corp., 8.61% due 6/15/2013 (a)                             271,250
         2,250,000    Telecom Italia Capital SA, 4% due 11/15/2008                   2,202,174
         1,275,000    Telefonica Emisiones SAU, 5.984% due 6/20/2011                 1,286,733
         3,225,000    Verizon Global Funding Corp., 4% due 1/15/2008                 3,201,112
                                                                                --------------
                                                                                    13,407,136
----------------------------------------------------------------------------------------------
Electric Utilities -- 1.5%
         1,485,000    American Electric Power Co., Inc., 4.709%
                        due 8/16/2007 (g)                                            1,483,459
           210,000    Reliant Energy, Inc., 6.75% due 12/15/2014                       214,200
         7,730,000    TXU Energy Co. LLC, 5.85% due 9/16/2008 (a)(b)                 7,732,991
           685,000    Xcel Energy, Inc., 3.40% due 7/01/2008                           670,565
                                                                                --------------
                                                                                    10,101,215
----------------------------------------------------------------------------------------------
Gas Utilities -- 0.1%
           670,000    Targa Resources, Inc., 8.50% due 11/01/2013 (b)                  680,050
           180,000    Transcontinental Gas Pipe Line Corp. Series B,
                        8.875% due 7/15/2012                                           201,600
                                                                                --------------
                                                                                       881,650
----------------------------------------------------------------------------------------------
Health Care Providers & Services -- 0.3%
         1,940,000    WellPoint, Inc., 3.75% due 12/14/2007                          1,924,802
----------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.1%
           195,000    American Real Estate Partners LP, 8.125%
                        due 6/01/2012                                                  195,731
           335,000    Seneca Gaming Corp., 7.25% due 5/01/2012                         339,606
                                                                                --------------
                                                                                       535,337
----------------------------------------------------------------------------------------------
Household Durables -- 0.2%
         1,095,000    Centex Corp., 5.606% due 8/01/2007 (a)                         1,095,113
----------------------------------------------------------------------------------------------
Insurance -- 1.2%
           385,000    Monumental Global Funding II, 3.85%
                        due 3/03/2008 (b)                                              380,831
         1,470,000    Protective Life Secured Trust, 5.436%
                        due 1/14/2008 (a)                                            1,470,878
         1,500,000    Prudential Financial, Inc., 3.75% due 5/01/2008                1,479,381
         1,250,000    The St. Paul Travelers Cos., Inc., 5.01%
                        due 8/16/2007                                                1,249,461
                      ZFS Finance USA Trust I (a)(b):
         1,900,000        5.875% due 5/09/2032                                       1,871,977
         1,735,000        6.15% due 12/15/2065                                       1,737,580
                                                                                --------------
                                                                                     8,190,108
----------------------------------------------------------------------------------------------


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           25

Schedule of Investments (continued)             Short-Term Bond Master Portfolio
                                                               (in U.S. dollars)

              Face
            Amount    Corporate Bonds                                                Value
==============================================================================================
Media -- 1.3%
      $  1,655,000    COX Communications, Inc., 4.625%
                        due 1/15/2010                                           $    1,616,510
         1,200,000    Comcast Cable Communications, 6.20%
                        due 11/15/2008                                               1,209,521
         1,470,000    Comcast Corp., 5.656% due 7/14/2009 (a)                        1,470,120
           315,000    Intelsat Bermuda Ltd., 9.25% due 6/15/2016                       334,687
           650,000    Intelsat Corp., 9% due 6/15/2016                                 680,875
         1,220,000    News America, Inc., 6.75% due 1/09/2038                        1,276,907
         2,000,000    Time Warner Companies, Inc., 8.18%
                        due 8/15/2007                                                2,006,814
                                                                                --------------
                                                                                     8,595,434
----------------------------------------------------------------------------------------------
Metals & Mining -- 0.1%
           725,000    Freeport-McMoRan Copper & Gold, Inc., 8.375%
                        due 4/01/2017                                                  773,937
----------------------------------------------------------------------------------------------
Multi-Utilities -- 0.6%
                      Dominion Resources, Inc.:
         2,395,000        5.688% due 5/15/2009 (g)                                   2,397,884
         2,000,000        Series D, 5.125% due 12/15/2009                            1,985,692
                                                                                --------------
                                                                                     4,383,576
----------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.2%
         2,475,000    Anadarko Petroleum Corp., 5.755%
                        due 9/15/2009 (a)                                            2,477,203
           350,000    Chesapeake Energy Corp., 6.375% due 6/15/2015                    333,812
           350,000    Compton Petroleum Finance Corp., 7.625%
                        due 12/01/2013                                                 345,625
         3,775,000    Conoco Funding Co, 6.35% due 10/15/2011                        3,892,542
                      Midamerican Energy Holdings Co.:
         2,250,000        4.625% due 10/01/2007                                      2,244,523
         1,910,000        3.50% due 5/15/2008                                        1,877,580
         3,430,000    Pemex Project Funding Master Trust, 6.66%
                        due 6/15/2010 (a)(b)                                         3,519,180
           190,000    Williams Cos Inc, 7.625% due 7/15/2019                           200,450
                                                                                --------------
                                                                                    14,890,915
----------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 0.6%
                      Nationwide Health Properties, Inc.:
         1,400,000        6.59% due 7/07/2038                                        1,399,020
         1,400,000        7.60% due 11/20/2028                                       1,472,170
           815,000    The Rouse Co., 3.625% due 3/15/2009                              781,137
           325,000    Ventas Realty LP, 6.625% due 10/15/2014                          320,531
                                                                                --------------
                                                                                     3,972,858
----------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.4%
           400,000    Rogers Wireless, Inc., 7.50% due 3/15/2015                       428,484
         2,525,000    Vodafone Group Plc, 5.64% due 2/27/2012 (a)                    2,528,707
                                                                                --------------
                                                                                     2,957,191
----------------------------------------------------------------------------------------------
                      Total Corporate Bonds
                      (Cost -- $147,813,370) -- 21.8%                              147,178,419
==============================================================================================

              Face
            Amount    Capital Trusts (a)                                             Value
==============================================================================================
Capital Markets -- 0.4%
      $  2,690,000    State Street Capital Trust IV, 6.355%
                        due 6/01/2067 (a)                                       $    2,697,941
----------------------------------------------------------------------------------------------
Commercial Banks -- 0.6%
         2,725,000    BAC Capital Trust XV, 6.16% due 6/01/2056 (a)                  2,721,218
         1,450,000    USB Capital IX, 6.189% due (a)(h)                              1,460,707
                                                                                --------------
                                                                                     4,181,925
----------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.4%
         2,785,000    JPM Chase Capital XXI, 6.36% due 5/15/2077 (a)                 2,752,995
----------------------------------------------------------------------------------------------
                      Total Capital Trusts
                      (Cost -- $9,674,860) -- 1.4%                                   9,632,861
==============================================================================================

                      Short-Term Investments
==============================================================================================
Time Deposits -- 7.8%
        52,988,815    Brown Brothers Harriman & Co., 4.63%
                        due 7/2/2007                                                52,988,815
----------------------------------------------------------------------------------------------
                      Total Short-Term Investments
                      (Cost -- $52,988,815) -- 7.8%                                 52,988,815
==============================================================================================

        Number of
       Contracts++    Options Purchased
==============================================================================================
Call Options Purchased
                33    Receive a fixed rate of 5.705% and pay a
                        floating rate based on 3-month LIBOR,
                        expiring May 2012, broker Deutsche Bank AG                   1,590,114
----------------------------------------------------------------------------------------------
Put Currency Options Purchased
                18    Japanese Yen, expiring September 2007 at USD 120                 123,714
----------------------------------------------------------------------------------------------
Put Options Purchased
                23    Pay a fixed rate of 5.95% and receive a floating
                        rate based on 3-month LIBOR, expiring
                        August 2007, broker Deutsche Bank AG                            64,145
                33    Pay a fixed rate of 5.705% and receive a
                        floating rate based on 3-month LIBOR,
                        expiring May 2012, broker Deutsche Bank AG                     921,964
                                                                                --------------
                                                                                       986,109
----------------------------------------------------------------------------------------------
                      Total Investments in Options Purchased
                      (Premiums Paid -- $2,760,522) -- 0.4%                          2,699,937
==============================================================================================
                      Total Investments
                      (Cost -- $824,770,550) -- 121.1%                             819,781,658
==============================================================================================


26            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Schedule of Investments (continued)             Short-Term Bond Master Portfolio
                                                               (in U.S. dollars)

              Face
            Amount    TBA Sale Commitments                                           Value
==============================================================================================
      $ 54,000,000    Fannie Mae Guaranteed Pass Through
                        Certificates, 5.50% due 7/12/2007                       $  (52,083,432)
----------------------------------------------------------------------------------------------
                      Total TBA Sale Commitments
                      (Premiums Received -- $53,339,534) -- (7.7%)                 (52,083,432)
==============================================================================================

        Number of
       Contracts++    Options Written
==============================================================================================
Call Options Written
                12      Pay a fixed rate of 4.96% and receive a
                          floating rate based on 3-month LIBOR,
                          expiring May 2008, broker Deutsche Bank AG                   (48,224)
----------------------------------------------------------------------------------------------
Put Options Written
                12      Receive a fixed rate of 5.46% and pay a
                          floating rate based on 3-month LIBOR,
                          expiring May 2008, broker Deutsche Bank AG                  (388,405)
----------------------------------------------------------------------------------------------
                      Total Options Written
                      (Premiums Received -- $294,500) -- (0.0%)                       (436,629)
==============================================================================================
Total Investments
(Cost -- $771,136,516*) -- 113.4%                                                  767,261,597

Liabilities in Excess of Other Assets -- (13.4%)                                   (90,560,902)
                                                                                --------------
Net Assets -- 100.0%                                                            $  676,700,695
                                                                                ==============

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.
++    One contract represents a notional amount of $1,000,000.
(a)   Floating rate security.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------
                                        Purchase        Sale               Realized         Dividend
      Affiliate                           Cost          Cost                 Gain            Income
      ----------------------------------------------------------------------------------------------
      BlackRock Capital Finance
        LP Series 1997-R2 Class AP,
        1.268% due 12/25/2035              --       $     28,504             $175            $ 6,933
      BlackRock Liquidity Series LLC
        Money Market Series                --       $(51,000,000)*             --            $17,698
      ----------------------------------------------------------------------------------------------
            *     Represents net sale cost.

(g) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(h)   The security is a perpetual bond and has no definite maturity date.

* The cost and unrealized appreciation (depreciation) of investments, net of TBA sales commitments and options written as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .....................................        $ 771,813,953
                                                                  =============
      Gross unrealized appreciation ......................        $   2,646,118
      Gross unrealized depreciation ......................           (7,198,474)
                                                                  -------------
      Net unrealized depreciation ........................        $  (4,552,356)
                                                                  =============

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as percent of net assets.

o     Financial futures contracts purchased as of June 30, 2007 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
      Number of                                 Expiration       Face        Appreciation
      Contracts      Issue         Exchange        Date          Value      (Depreciation)
      ------------------------------------------------------------------------------------
         83       Euro-Bund        Frankfurt    September     $12,583,410       $(142,116)
                  Future                          2007
        414       2-Year U.S.       Chicago     September      84,257,904         107,534
                  Treasury Bond                   2007
         49       5-Year U.S.       Chicago     September       5,100,477            (649)
                  Treasury Bond                   2007
      ------------------------------------------------------------------------------------
      Total                                                                     $ (35,231)
                                                                                ==========


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           27

Schedule of Investments (concluded)             Short-Term Bond Master Portfolio
                                                               (in U.S. dollars)

o     Financial futures contracts sold as of June 30, 2007 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
      Number of                            Expiration           Face         Appreciation
      Contracts          Issue                Date              Value       (Depreciation)
      ------------------------------------------------------------------------------------
          63        Eurodollar Futures   September 2007      $14,917,937        $   7,412
          63        Eurodollar Futures    December 2007       14,936,874           19,262
          63        Eurodollar Futures     March 2008         14,957,312           27,887
          52        Eurodollar Futures      June 2008         12,356,800           29,549
          52        Eurodollar Futures   September 2008       12,361,935           35,985
          52        Eurodollar Futures    December 2008       12,362,335           40,935
          52        Eurodollar Futures     March 2009         12,360,885           44,685
          40        Eurodollar Futures      June 2009          9,503,272           34,272
          40        Eurodollar Futures   September 2009        9,499,435           34,935
          40        Eurodollar Futures    December 2009        9,495,260           35,760
          40        Eurodollar Futures     March 2010          9,492,585           36,085
         728        10-Year U.S.         September 2007       76,454,395         (497,480)
                    Treasury Bond
          10        30-Year U.S.         September 2007        1,059,272          (18,228)
                    Treasury Bond
      ------------------------------------------------------------------------------------
      Total                                                                     $(168,941)
                                                                                ==========

o Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
      Foreign currency                            Settlement                 Appreciation
      Purchased                                      Date                   (Depreciation)
      ------------------------------------------------------------------------------------
      JPY 62,605,000                              July 2007                      $(16,439)
      NOK 31,014,683                              July 2007                        73,235
      SEK 35,351,341                              July 2007                       (47,393)
      ------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $10,937,918)                           $  9,403
                                                                                 ========

o Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

      -----------------------------------------------------------------------------------
      Foreign Currency                            Settlement                  Unrealized
      Sold                                           Date                    Appreciation
      -----------------------------------------------------------------------------------
      EUR 7,665,000                                  July 2007                    $28,285
      JPY 832,530,000                                July 2007                     29,896
      -----------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $17,224,910)                            $58,181
                                                                                  =======

o     Swap contracts outstanding as of June 30, 2007 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
                                                            Notional         Appreciation
                                                             Amount         (Depreciation)
      ------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the
      change in the spread return of the Lehman
      Brothers CMBS AAA 8.5+ Index and receive
      a floating rate based on the spread

      Broker, Credit Suisse First Boston
        Expires September 2007                             $33,000,000                  --

      Receive a fixed rate of 5.42% and pay a
      floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires June 2009                                  $65,600,000           $  64,047

      Receive a fixed rate of 5.39% and pay a
      floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires July 2009                                  $43,095,000              18,660

      Receive a fixed rate of 5.0125% and pay a floating rate based on 3-month LIBOR

      Broker, Union Bank of Switzerland AG
        Expires October 2010                               $37,000,000            (444,061)

      Pay a fixed rate of 4.9335% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
        Expires March 2012                                 $31,200,000             703,420

      Receive a fixed rate of 5.406% and pay a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase
        Expires June 2012                                  $62,900,000            (229,061)

      Pay a fixed rate of 5.57225% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires June 2012                                  $28,400,000             (98,114)

      Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires January 2017                               $ 1,500,000              47,326

      Pay a fixed rate of 5.725% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires June 2017                                  $11,800,000             (50,626)

      Sold credit default protection on Morgan
      Stanley Capital I and receive 1.10%

      Broker, Lehman Brothers Special Finance
        Expires November 2042                              $ 5,000,000             (44,795)

      Sold credit default protection on Wachovia
      Bank Commercial Mortgage Trust and
      receive 1.10%

      Broker, Lehman Brothers Special Finance
        Expires October 2044                               $ 1,700,000             (15,097)

      Sold credit default protection on Wachovia
      Bank Commercial Mortgage Trust and
      receive 1.05%

      Broker, Lehman Brothers Special Finance
        Expires December 2044                              $ 6,700,000             (82,014)
      ------------------------------------------------------------------------------------
      Total                                                                      $(130,315)
                                                                                 =========

o     Currency Abbreviations:

      EUR     Euro
      JPY     Japanese Yen
      NOK     Norwegian Krone
      SEK     Swedish Krona
      USD     U.S. Dollar

      See Notes to Financial Statements.


28            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Statement of Assets and Liabilities             Short-Term Bond Master Portfolio

As of June 30, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $821,929,281) ..                     $ 817,000,761
            Investments in affiliated securities, at value (identified cost -- $80,747) .........                            80,960
            Options purchased, at value (premiums paid -- $2,760,522) ...........................                         2,699,937
            Unrealized appreciation on swaps ....................................................                           833,453
            Unrealized appreciation on forward foreign contracts ................................                           131,416
            Cash ................................................................................                           164,064
            Foreign cash (identified cost -- $6,712,275) ........................................                         6,514,487
            Receivables:
                Securities sold .................................................................    $ 132,404,232
                Interest ........................................................................        4,072,090
                Contributions ...................................................................        3,035,790
                Paydowns ........................................................................          302,039
                Swaps ...........................................................................           17,533      139,831,684
                                                                                                     -------------
            Prepaid expenses and other assets ...................................................                             2,883
                                                                                                                      -------------
            Total assets ........................................................................                       967,259,645
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on swaps ....................................................                           963,768
            Unrealized depreciation on forward foreign contracts ................................                            63,832
            Options written, at value (premiums received -- $294,500) ...........................                           436,629
            TBA sale commitments, at value (premiums received -- $53,339,534) ...................                        52,083,432
            Payables:
                Securities purchased ............................................................      234,685,168
                Withdrawals .....................................................................        1,019,036
                Variation margin ................................................................          263,178
                Swaps ...........................................................................          748,597
                Investment adviser ..............................................................          120,187
                Other affiliates ................................................................            3,192      236,839,358
                                                                                                     -------------
            Accrued expenses and other liabilities ..............................................                           171,931
                                                                                                                      -------------
            Total liabilities ...................................................................                       290,558,950
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net Assets ..........................................................................                     $ 676,700,695
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investor's capital ..................................................................                     $ 681,040,369
            Unrealized depreciation -- net ......................................................                        (4,339,674)
                                                                                                                      -------------
            Net assets ..........................................................................                     $ 676,700,695
                                                                                                                      =============

      See Notes to Financial Statements.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           29

Statement of Operations                         Short-Term Bond Master Portfolio

For the Year Ended June 30, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (income from affiliates -- $6,933) .........................................                     $  32,812,868
            Dividends ...........................................................................                            22,961
            Securities lending -- net ...........................................................                            17,698
                                                                                                                      -------------
            Total income ........................................................................                        32,853,527
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $   1,414,905
            Accounting services .................................................................          249,940
            Custodian fees ......................................................................           78,180
            Professional fees ...................................................................           54,499
            Trustees' fees and expenses .........................................................           28,918
            Pricing fees ........................................................................           22,739
            Printing and shareholder reports ....................................................            3,126
            Other ...............................................................................           21,082
                                                                                                     -------------
            Total expenses ......................................................................                         1,873,389
                                                                                                                      -------------
            Investment income -- net ............................................................                        30,980,138
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments (includes $175 gain from affiliates) -- net .........................       (5,704,143)
                Financial futures contracts and swaps -- net ....................................       (1,836,808)
                Foreign currency transactions -- net ............................................          203,618
                Options written -- net ..........................................................          290,320       (7,047,013)
                                                                                                     -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ..............................................................        9,731,460
                Financial futures contracts and swaps -- net ....................................         (220,553)
                Foreign currency transactions -- net ............................................         (130,269)
                Options written .................................................................         (142,129)       9,238,509
                                                                                                     ------------------------------
            Total realized and unrealized gain -- net ...........................................                         2,191,496
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $  33,171,634
                                                                                                                      =============

      See Notes to Financial Statements.


30            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Statements of Changes in Net Assets             Short-Term Bond Master Portfolio

                                                                                                          For the Year Ended
                                                                                                               June 30,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                       2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................    $  30,980,138    $  27,804,920
            Realized loss -- net ................................................................       (7,047,013)      (2,431,805)
            Change in unrealized appreciation/depreciation -- net ...............................        9,238,509       (8,404,614)
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ................................       33,171,634       16,968,501
                                                                                                     ------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions .........................................................      165,796,615      175,591,581
            Fair value of withdrawals ...........................................................     (201,097,486)    (240,264,379)
                                                                                                     ------------------------------
            Net decrease in net assets derived from capital transactions ........................      (35,300,871)     (64,672,798)
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ........................................................       (2,129,237)     (47,704,297)
            Beginning of year ...................................................................      678,829,932      726,534,229
                                                                                                     ------------------------------
            End of year .........................................................................    $ 676,700,695    $ 678,829,932
                                                                                                     ==============================

            See Notes to Financial Statements.


Financial Highlights                            Short-Term Bond Master Portfolio

                                                                                For the Year Ended June 30,
The following ratios have been derived from            ----------------------------------------------------------------------------
information provided in the financial statements.         2007             2006            2005            2004            2003
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Total investment return ................          5.03%            2.50%           2.80%           1.18%           6.05%
                                                       ============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...............................           .28%             .28%            .28%            .28%            .28%
                                                       ============================================================================
            Investment income -- net ...............          4.60%            4.00%           3.34%           3.39%           3.73%
                                                       ============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .   $   676,701      $   678,830     $   726,534     $   740,024     $   739,334
                                                       ============================================================================
            Portfolio turnover .....................           108%+             80%             75%            107%            198%
                                                       ============================================================================

      +     Excludes dollar roll transactions.

            See Notes to Financial Statements.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           31

Notes to Financial Statements                   Short-Term Bond Master Portfolio

1. Significant Accounting Policies:

On September 29, 2006, Low Duration Master Portfolio and Fund Asset Management Master Trust, of which Low Duration Master Portfolio is a series, were renamed Short-Term Bond Master Portfolio (the "Portfolio") and Short-Term Bond Master Trust (the "Trust"), respectively. Effective June 15, 2007, the Trust was converted from a Delaware statutory trust to a Delaware limited liability company and, in accordance with the Limited Liability Company Agreement (the "LLC Agreement"), was renamed Short-Term Bond Master LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended. The LLC Agreement permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue non-transferable interests in the Portfolio subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Master LLC under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to


32            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Notes to Financial Statements (continued)       Short-Term Bond Master Portfolio

increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           33

Notes to Financial Statements (continued)       Short-Term Bond Master Portfolio

the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) TBA Commitments -- The Portfolio may enter into to be announced (TBA) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the investor of the Master LLC approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Master LLC and the Manager, with respect to the Portfolio, became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Master LLC's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .21% based upon


34            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Notes to Financial Statements (concluded)       Short-Term Bond Master Portfolio

the average daily value of the Portfolio's net assets. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a fee equal to a percentage of the management fee paid by the Portfolio to the Manager.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended June 30, 2007, BIM received $6,592 in securities lending agent fees.

For the year ended June 30, 2007, the Portfolio reimbursed FAM and the Manager $4,052 and $860, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Master LLC were officers and/or directors of MLIM, FAM, Merrill Lynch and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns and maturities and excluding dollar roll transactions) of investments, excluding short-term securities, for the year ended June 30, 2007 were $726,773,098 and $712,296,303, respectively.

Transactions in call options written for the year ended June 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
                                                        Contracts*      Received
--------------------------------------------------------------------------------
Outstanding call options written,
        beginning of year ..................               --                --
Options written ............................               31         $ 567,450
Options closed .............................              (19)         (420,200)
Outstanding call options written,
        end of year ........................               12         $ 147,250

*     One contract represents a notional amount of $1,000,000.

Transactions in put options written for the year ended June 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
                                                        Contracts*      Received
--------------------------------------------------------------------------------
Outstanding put options written,
        beginning of year ..................               --                --
Options written ............................               31         $ 567,450
Options closed .............................              (19)         (420,200)
Outstanding put options written,
        end of year ........................               12         $ 147,250

*     One contract represents a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master LLC did not borrow under the credit agreement during the year ended June 30, 2007.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           35

Report of Independent Registered Public Accounting Firm
                                                Short-Term Bond Master Portfolio

To the Board of Directors and Investors of Short-Term Bond Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Bond Master Portfolio (the "Portfolio") (formerly Low Duration Master Portfolio) of Short-Term Bond Master LLC (formerly Fund Asset Management Master Trust) as of June 30, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Portfolio for the year ended June 30, 2006 and the financial highlights for each of the four years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term Bond Master Portfolio of Short-Term Bond Master LLC as of June 30, 2007, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 27, 2007

Change in Portfolio's Independent Registered Public Accounting Firm

On August 28, 2006, Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of Short-Term Bond Master Portfolio (the "Portfolio").

E&Y's report on the financial statements of the Portfolio for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Portfolio's Board of Directors approved the engagement of Deloitte & Touche llp as the Portfolio's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2007.


36            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

Officers and Directors

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      121 Funds       None
Doll, Jr.*  Princeton, NJ  President    present  Global Chief Investment Officer for Equities,       161 Portfolios
            08543-9011     and                   Chairman of the BlackRock Retail Operating
            Age: 52        Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           37

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since      37 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from      57 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 63                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;           37 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology    57 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2000 to  Member of the Committee of Investment of Employee   37 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial      57 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                       Corporation
            Age: 72                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of New
                                                 York Common Retirement Fund from 1989 to 2006;
                                                 Member of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and Chairman
                                                 thereof since 2005; Director, Montpelier
                                                 Foundation since 1998, its Vice Chairman from 2000
                                                 to 2006, and Chairman, thereof, since 2006; Member
                                                 of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


38            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Professor Emeritus, New York University since       37 Funds        None
London      Princeton, NJ               present  2005; John M. Olin Professor of Humanities, New     57 Portfolios
            08543-9095                           York University from 1993 to 2005 and Professor
            Age: 68                              thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of Directors
                                                 of Vigilant Research, Inc. since 2006; Member of
                                                 the Board of Directors for Grantham University
                                                 since 2006; Director of AIMS since 2006; Director
                                                 of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &     37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar      57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at
                                                 Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico (now
                                                 Wells Fargo) from 1975 to 1976; Vice President,
                                                 American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)    37 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon      57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 70                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           39

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
Burke       Princeton, NJ  President    present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
            08543-9011     and                     in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
            Age: 47        Treasurer               thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen       P.O. Box 9011  Fund Chief   2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
Clark       Princeton, NJ  Compliance   present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
            08543-9011     Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
            Age: 42                                from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                   Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                   Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
Pellegrino  Princeton, NJ               present    2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
            08543-9011                             MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
            Age: 47                                Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


40            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           41

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


42            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


            BLACKROCK SHORT-TERM BOND FUND            JUNE 30, 2007           43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Short-Term Bond Fund of
BlackRock Short-Term Bond Series, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                   #BR-3070-6/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -    Principal Accountant Fees and Services

            Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

            BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.

            (a) Audit Fees -           Fiscal Year Ended June 30, 2007 - $6,600
                                       Fiscal Year Ended June 30, 2006 - $0

            (b) Audit-Related Fees -   Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            (c) Tax Fees -             Fiscal Year Ended June 30, 2007 - $6,100
                                       Fiscal Year Ended June 30, 2006 - $0

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -       Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

            (a) Audit Fees -           Fiscal Year Ended June 30, 2007 - $32,700
                                       Fiscal Year Ended June 30, 2006 - $41,000

            (b) Audit-Related Fees -   Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            (c) Tax Fees -             Fiscal Year Ended June 30, 2007 - $9,200
                                       Fiscal Year Ended June 30, 2006 - $5,700

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -       Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) 0%

            (f) Not Applicable

            (g) BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond
                Series, Inc.

                Fiscal Year Ended June 30, 2007 - $2,967,000
                Fiscal Year Ended June 30, 2006 - $0

                Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

                Fiscal Year Ended June 30, 2007 - $2,970,100
                Fiscal Year Ended June 30, 2006 - $0

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Short-Term Bond Fund of
    BlackRock Short-Term Bond Series, Inc. and
    Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Short-Term Bond Fund of
    BlackRock Short-Term Bond Series, Inc. and
    Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 20, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Short-Term Bond Fund of
    BlackRock Short-Term Bond Series, Inc. and
    Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 20, 2007